SELIGMAN
COMMUNICATIONS AND INFORMATION FUND, INC.

MID-YEAR REPORT

JUNE 30, 2002

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s rgest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1	Notes to Financial Statements	15
Interview With Your Portfolio Manager	2	Financial Highlights	20
Performance Overview	6	Report of Independent Auditors	22
Portfolio Overview	8	Board of Directors	23
Portfolio of Investments	10	Executive Officers and For More
Statement of Assets and Liabilities	12	Information	24
Statement of Operations	13	Glossary of Financial Terms	25
Statements of Changes in Net Assets	14

TO THE SHAREHOLDERS

For the six months ended June 30, 2002, Seligman Communications and Information Fund posted a total return of –28.76% based on the net asset value of Class A shares. During the same time, the Goldman Sachs Technology Index, which measures the performance of the technology market, returned –33.07%, and the Lipper Science & Technology Funds Average, which measures the performance of the Fund’s peers, returned –33.88%.

The past six months remained difficult for technology stocks, as spending for technology by corporations continued to be slow around the world. While we have seen some signs of a rebound, spending within the financial and telecommunications sectors — sectors that had once been the primary drivers of technology spending —remained weak.

Although technology stocks delivered particularly disappointing performances, the broader US stock market also declined sharply. Rather than being boosted by some positive economic news, stocks were plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled at the unethical and, in some cases, illegal practices uncovered at some corporations. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes designed to engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. We believe that the financial system will benefit as corporations are held to a higher standard of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, but left interest rates untouched during the first half of 2002. Industrial production has been on the rise for several months, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery remains fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. The Federal Reserve Board, wanting to support the nascent recovery, is not expected to raise interest rates until 2003, and there is the possibility of another rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. We believe that the current sense of urgency will prompt sensible reforms, inserting additional safeguards and regulations into the system.

Thank you for your continued confidence in Seligman Communications and Information Fund. A discussion with your Portfolio Manager, as well as the Fund’s investments results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 16, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

PAUL H. WICK

Q:	How did Seligman Communications and Information Fund	Q:	While the Fund certainly suffered along with the overall
	perform during the six months ended June 30, 2002?		technology stock market during this time, it continued to
outperform its benchmark and its peer group. What are the
A:	For the six months ended June 30, 2002, Seligman		reasons behind this outperformance?
Communications and Information Fund posted a total
	return of –28.76% based on the net asset value of	A:	We have a long history of paying strict attention to
	Class A shares. During the same time, the Goldman		valuations, and of paying what we consider to be rea-
	Sachs Technology Index, which measures the perfor-		sonable prices for solid technology companies. While
	mance of the technology market, returned –33.07%,		the Fund certainly participated to a great degree in the
	and the Lipper Science & Technology Funds Average,		technology bull market, our valuation discipline hurt
	which measures the performance of the Fund’s peers,		the Fund’s relative performance in 1998 and 1999, a
	returned –33.88%.		period that can be characterized by the phrase
“growth at any price.” We are convinced that our
Q:	What factors have caused the continued decline in the		strategy will allow the Fund to outperform over the
	technology market?		long term, and believe that our recent relative perfor-
mance underscores the value of our consistent and
A	A multitude of issues have negatively impacted tech-		methodical approach.
nology stocks. The cell phone and personal comput-
	er markets are now highly saturated, limiting growth	Q:	What was your strategy during this difficult time?
opportunities for companies involved in those
	industries. In addition, the telecommunications	A:	While we are increasingly optimistic regarding the
	industry remains plagued by excess capacity, price		prospects for many technology companies, difficult
	wars, and poor financial health — a recipe for		areas remain and we have avoided these. In particular,
	reduced spending on both wireline and wireless		we have been cautious about personal computers and
	communications gear. Given that personal comput-		servers, telecommunications equipment, wireless infra-
	ers, cell phones, and communications equipment are		structure, cellular telephones, and semiconductors. We
	vital end markets for electronic components, it is		believe these areas will continue to have slow unit and
	not surprising that the semiconductor industry is		revenue growth for the next one to two years.
also in the doldrums. Making matters worse, the
	broad global economic slowdown has crimped cor-		However, we believe that other areas of technology
	porate spending on information technology, hurting		have either continued to meet or have begun to meet
	sales of enterprise software, server computers, and		investor expectations on a fundamental basis, yet their
data storage gear.

	Other factors weighing on the stock market have		A TEAM APPROACH
included high-profile bankruptcies and financial dif-
	ficulties in the telecommunications industry, corpo-		Seligman Communications and Information Fund is
	rate scandals, and a general loss of investor confi-		managed by the Seligman Technology Group, led by
	dence in the stock market and technology stocks in		Paul H. Wick. Mr. Wick is assisted in the manage-
	particular. Investors have become more defensive,		ment of the Fund by a team of seasoned research
	reducing allocations to equities and shunning com-		professionals who develop relationships with tech-
	panies with high debt levels, seemingly risky busi-		nology industry executives, investment banks, and
	ness models, or unprofitable operations. As a result,		venture capital firms to identify opportunities that
	media and cable television stocks have wilted in the		they believe offer the greatest potential for growth.
	market downdraft, and the stocks of companies that		Group members include Christopher Boova, Grego-
	operate primarily through the internet have contin-		ry Cote, Eli Davidoff (trader), Ajay Diwan, Frank Fay
	ued to sink to lower lows.		(trader), Thomas Hirschfeld, James Nguyen, Richard
Parower, Sangeeth Peruri, Patrick Renda, Lawrence
Rosso (trader), Vishal Saluja, Reema Shah, Sushil
Wagle, Steve Werber, and Lauren Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

PAUL H. WICK

stocks have declined along with areas that have real		tical applications, such as new genetically based drugs.
fundamental problems. We believe the tendency for		Pharmaceutical companies are likely to boost invest-
investors to paint the entire industry with a broad		ment spending in research and development to
brush has created a buying opportunity for the Fund		accomplish this, particularly in the area of lab equip-
in select areas.		ment. The companies we are buying in this area are
heavily technology oriented.
Software, as a broad subsector, is an area that we
believe presents attractive opportunities. Within soft-	Q:	Did you reduce the Fund’s exposure to any sectors during
ware, however, we have been selective. We have avoid-		this time?
ed software companies that provide expensive corpo-
rate applications. Corporations continue to be cau-	A:	We reduced the Fund's exposure to the media sector
tious regarding technology budgets and are unlikely to		for several, mostly stock-specific, reasons. Within the
begin expensive new software projects. However, we		cable-television subsector, positions were eliminated
believe that many other areas of software represent		because we felt that the heavily indebted cable televi-
good opportunities. For example, we continue to like		sion industry would remain out of investor favor for a
electronic design automation software companies,		prolonged period of time. We also eliminated what
which have benefited from electronics companies con-		remained of the Fund’s exposure to telecommunica-
tinuing to invest in research and development. These		tions services. We believe this subsector will be among
companies have mostly met or exceeded Wall Street		the last to recover from the excesses of the late 1990s,
expectations, yet their stocks are down significantly.		and we don’t see any signs of a turnaround.

Another area we like within software is video games.	Q:	What were the top detractors from the Fund’s performance
We believe this is the strongest area within the entire		during this time?
technology industry at this time. Even within this dif-
ficult stock market environment, these stocks have	A:	Amdocs made the greatest negative impact to the
retained their value to a large degree, and our expo-		Fund’s return. This company, which provides software
sure to this area has helped our relative performance.		and billing services to the telecommunications indus-
These companies have consistently exceeded Wall		try, suffered as its customers continued to be mired in
Street’s earnings estimates, and the outlook for these		a deep industry-wide recession. While we don’t believe
companies remains bright. Revenue growth is expect-		that business will return to what it had been at the
ed to average 50% in 2002, and estimates for 2003 are		height of the telecommunications boom, the compa-
for growth of approximately 20%. New game consoles		ny is now trading at a very low valuation by many
have recently been introduced, which consumers are		measures, and the company remains profitable.
now enthusiastically adopting. On average, every new
game console purchased results in four to six video		CSG Systems International, which provides billing ser-
game purchases within the year of the console pur-		vices and software for cable television, direct broadcast
chase. Not only are consumers upgrading their sys-		satellite, and telecommunications services, also nega-
tems, but the video game market is growing to include		tively impacted the Fund’s return. They have struggled
new users around the world every year.		with many of the issues that have plagued Amdocs.
They are also in an arbitration dispute with their
We are also optimistic about the long-term prospects		largest customer, and the uncertainty has hurt the
for our recent investments in life science technologies.		stock’s price.
We believe this area has enormous long-term growth
potential, and it has not been affected by the issues		Computer Associates International, besieged with a
that have plagued the information technology indus-		plethora of difficulties, was also one of the Fund’s top
try. Many of these companies continued to post		detractors. Questions were raised about the company’s
strong results, while their stock prices sunk to historic		1999 accounting practices, and the company also suf-
lows, giving us an opportunity to increase the Fund’s		fered a credit downgrade by Moody’s and Standard &
exposure. We believe that the enormous theoretical		Poor’s. In addition, about one and a half years ago, the
knowledge accumulated on genetics will produce prac-		company changed the way it accounts for revenue
from software licenses to a more conservative

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

PAUL H. WICK

	approach. Primarily because of this accounting		numbers. Cash flow from operations tells us if a compa-
	change, reported revenues and earnings dropped.		ny is bringing in money. The companies that had trou-
	However, the business generates a significant amount		ble were hemorrhaging cash and were not profitable.
of free cash flow, they are in the process of paying
	down their debt, and we believe the stock is underval-		We also have always been attentive to issues of share-
	ued. While the stock was a poor performer during this		holder value in the companies we own. This has not
	time, we increased the Fund’s exposure to the compa-		changed. We take our proxy voting rights seriously and
	ny because of our favorable longer-term outlook.		realize that we represent the Fund’s shareholders, who
expect us to vote for their benefit, and not for the ben-
Q:	What were the top contributors to the Fund’s performance		efit of the company’s management. For example, we
	during this time?		have frequently voted against stock option plans we
felt were unduly generous to senior management or
A:	Symantec, one of the Fund’s largest positions, was the		overly dilutive to existing shareholders.
top contributor to the Fund’s performance. This com-
	pany has continually exceeded Wall Street’s earnings	Q:	What is your outlook?
forecasts. The company, which is the leading vendor
	of antivirus software in the world, has benefited from	A:	Our outlook for the stocks we own in the Fund is
	a strong demand for antivirus software from both con-		brighter today than at any point in the last three
	sumers and businesses.		years. Why the optimism? First of all, as we go to
press, we are more than halfway through the third
	Corinthian Colleges and Career Education, both of		straight year of double-digit declines for the major
	which are education companies, performed well. They		stock indices, and they are now at levels last seen in
	have strong fundamentals and have benefited as more		1997. While three straight down years has happened
	people seek to strengthen skills in a weak job market.		once before in the last century — during the Great
	However, we sold positions in these stocks during the		Depression — four consecutive down years has not.
	six-month period because we felt they were fully valued.		While a fourth down year is possible, history suggests
that it is unlikely. Second, quite a few indicators are
	The Fund also benefited from its position in SunGard		pointing to a bottom in the stock market. For exam-
	Data Systems. This company provides back-up services		ple, market volatility has been high, similar to levels
	for corporate data centers in the event of a disaster or		seen during the 1987 crash and the period immedi-
	other business interruption. SunGard is well managed		ately after the markets re-opened after the September
	and has taken advantage of increased demand for		11 terror attacks. Volatility tends to rise during peri-
	these types of services.		ods of high uncertainty. In the past, the stock market
has risen in the ensuing six months every time
Q:	Has the Fund been affected by the recent waves of account-		volatility has reached such high levels. Third, investor
	ing scandals and have you changed the way you manage		pessimism is rampant, particularly with respect to
	the Fund in response?		growth stocks.

A:	The Fund was directly impacted only through its		Fourth, and most importantly, valuations for the com-
	holdings in Computer Associates International,		panies the Fund owns are at the lowest relative and
	which was questioned for its 1999 accounting. How-		absolute levels since 1996. Many high-quality, highly
	ever, we believe the company will emerge from the		profitable companies the Fund owns now trade at just
	inquiry unscathed.		15 to 20 times estimated 2003 earnings per share, and
some stocks with understated reported earnings are
	We have not changed the way we manage the Fund. We		trading at four to ten times free cash flow per share.
	believe our practice of emphasizing cash flow from oper-		Such valuations, in the context of today’s extremely
	ations allowed the Fund to avoid holding positions in		low interest rates, appear very attractive to us. We are
	certain companies in the telecommunications industry		also encouraged by the fact that so many of our portfo-
	that have been affected by accounting problems. All the		lio companies have initiated aggressive share repur-
	companies in question had poor cash flow from opera-		chases programs this year. On a similar note, insider
tions, a number that we believe is more difficult to
manipulate than earnings and even balance sheet

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

PAUL H. WICK

selling throughout the technology industry has	trated today than it has been in years. While greater
declined to comparatively low levels. Even stocks we	concentration can mean greater stock-specific risk, we
have tended to dislike because of persistent excessive	feel that the risk/reward ratio of our top holdings is
valuations have cheapened dramatically. We can’t help	very favorable.
but notice that “high flyers” that used to trade at 80
times earnings and 15 times revenues now trade at 25	Over the very near term, technology is unlikely to lead
or 30 times earnings, and four to five times revenues.	an economic or stock market recovery. Nevertheless, we
are enthusiastic about the appreciation potential of the
In spite of our optimism, we remain cognizant of the	Fund’s technology holdings. At the same time, we have
many challenges facing the technology industry.	begun to look to related, technology-centric areas with
Major segments such as personal computers, cell	better near-term fundamentals than information tech-
phones, telecom equipment, data networking, and	nology. Two such areas are aerospace/defense and life
semiconductors are struggling to grow within a satu-	sciences. We are particularly optimistic about the poten-
rated and maturing marketplace. The industry is no	tial for stock price appreciation in the life sciences area,
longer a rising tide that lifts all boats. We have to be	as it combines a good demand outlook with historically
extremely selective in searching for stocks that have	low valuations. In the aerospace/defense sector, we are
healthy profit margins, attractive growth prospects,	currently in the early stages of an uptrend in defense
and reasonable valuations. As a result, Seligman Com-	spending and, in the past, rising defense procurement
munications and Information Fund is more concen-	cycles have lasted for about seven years.

Securities That Had the Greatest Impact on Net Asset Value (NAV)
For the Six Months Ended June 30, 2002

Top Contributors		Top Detractors

	IMPACT		IMPACT
SECURITY	ON NAV	SECURITY	ON NAV

Symantec	$0.09	Amdocs	$0.77
Corinthian Colleges	0.09	Computer Associates International	0.44
SunGard Data Systems	0.07	CSG Systems International	0.41
Electronic Arts	0.04	Electronic Data Systems	0.38
Career Education	0.04	Amkor Technology	0.32
Viacom (Class B)	0.04	Clear Channel Communications	0.27
Mercury Interactive	0.03	Check Point Software Technologies	0.26
Manhattan Associates	0.03	Advanced Micro Devices	0.24
Varian Medical Systems	0.02	Microsoft	0.23
ASM International	0.02	Autodesk	0.22

Total:	$0.47	Total:	$3.54

PERFORMANCE OVERVIEW

Investment Results Per Share
TOTAL RETURNS
For Periods Ended June 30, 2002
				AVERAGE ANNUAL

			CLASS I				CLASS B		CLASS C		CLASS D
			SINCE				SINCE		SINCE		SINCE
		SIX	INCEPTION	ONE	FIVE	10	INCEPTION		INCEPTION		INCEPTION
		MONTHS*	11/30/01*	YEAR	YEARS	YEARS	4/22/96		5/27/99		5/3/93

Class A**
With Sales Charge		(32.13)%	n/a	(37.22)%	2.03%	16.69%	n/a		n/a		n/a
Without Sales Charge		(28.76)	n/a	(34.10)	3.03	17.26	n/a		n/a		n/a
Class B**
With CDSC†		(32.61)	n/a	(37.80)	2.00	n/a	n/a		n/a		n/a
Without CDSC		(29.06)	n/a	(34.62)	2.23	n/a	5.60%		n/a		n/a
Class C**
With Sales Charge and CDSC††		(30.45)	n/a	(35.89)	n/a	n/a	n/a		(8.52)%		n/a
Without Sales Charge and CDSC		(29.03)	n/a	(34.60)	n/a	n/a	n/a		(8.22)		n/a
Class D**
With 1% CDSC		(29.75)	n/a	(35.25)	n/a	n/a	n/a		n/a		n/a
Without CDSC		(29.04)	n/a	(34.61)	2.25	n/a	n/a		n/a		15.11%
Class I**		(28.64)	(25.31)%	n/a	n/a	n/a	n/a		n/a		n/a
Lipper Science & Technology
Funds Average***		(33.88)	(33.20)	(44.73)	1.47	13.17	3.68	‡	(17.05)		12.28	‡‡
Goldman Sachs
Technology Index***		(33.07)	(34.19)	(42.49)	(0.05)	n/a	n/a		(20.30)		n/a
S&P 500***		(13.16)	(12.39)	(17.99)	3.66	11.43	8.70		(6.83)		11.23

NET ASSET VALUE						CAPITAL LOSS INFORMATION
JUNE 30, 2002		DECEMBER 31, 2001		JUNE 30, 2001		For the Six Months Ended June 30, 2002

Class A	$18.21	$25.56		$28.33
Class B	16.11	22.71		25.34		Realized			$(2.039)
Class C	16.11	22.70		25.33		Unrealized			(4.724)	ø
Class D	16.10	22.69		25.32
Class I	18.24	25.56		n/a

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.
*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the effective date for the annual Administration, Shareholder Services and Distribution (12b-1) Plan (the “Plan”) to reflect the fee of up to 0.25% of average daily net assets payable under the Plan. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Goldman Sachs Technology Index, the Standard & Poor’s 500 Composite Stock Index (S&P 500), and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of all dividends and capital gain distributions. The Lipper Science & Technology Funds Average does not reflect any taxes or sales charges and the Goldman Sachs Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund. The JPMorgan H&Q Technology Index is no longer available and was, therefore, replaced by the Goldman Sachs Technology Index. The Goldman Sachs Technology Index is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
‡	From April 25, 1996.
‡‡	From May 6, 1993.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PERFORMANCE OVERVIEW

Growth of an Assumed $10,000 Investment

CLASS A SHARES
June 30, 1992 to June 30, 2002

CLASS B SHARES
April 22, 1996† to June 30, 2002

CLASS C SHARES
May 27, 1999† to June 30, 2002

CLASS D SHARES
May 3, 1993† to June 30, 2002

CLASS I SHARES
November 30, 2001† to June 30, 2002

These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, Class D and Class I shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.
*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
†	Inception date.

PORTFOLIO OVERVIEW

Diversification of Net Assets
June 30, 2002

				PERCENT OF NET ASSETS

				JUNE 30,	DECEMBER 31,
	ISSUES	COST	VALUE	2002	2001

STOCKS AND CONVERTIBLE ISSUES:
Aerospace and Defense	3	$91,304,225	$93,655,000	2.2	—
Application Software	10	955,014,852	815,932,572	19.6	20.0
Commercial Services and Supplies	5	59,149,334	57,848,982	1.4	1.8
Communications Equipment	2	166,572,755	99,662,500	2.4	2.1
Computers and Peripherals	3	252,350,074	246,188,371	5.9	9.3
Electronic Equipment and Instruments	7	268,414,044	219,919,890	5.3	6.4
Entertainment Software	4	316,642,081	298,730,395	7.2	1.2
Health Care Equipment and Services	3	45,616,785	42,051,103	1.0	—
Industrial Machinery	1	33,596,920	32,995,000	0.8	—
Internet Software and Services	—	—	—	—	2.1
IT Consulting and Services	8	1,060,057,639	631,703,750	15.1	19.7
Media	2	235,278,327	150,237,500	3.6	8.4
Pharmaceuticals and Biotechnology	2	57,306,991	53,592,500	1.3	—
Semiconductor Equipment and Products	10	461,855,614	311,773,350	7.5	9.7
Systems Software	5	887,670,563	752,435,400	18.0	9.1
Telecommunication Services	—	—	—	—	2.3

	65	4,890,830,204	3,806,726,313	91.3	92.1
VENTURE CAPITAL INVESTMENTS	89	85,853,406	26,716,186	0.6	0.6
SHORT-TERM HOLDINGS AND
OTHER ASSETS LESS LIABILITIES	4	336,543,516	336,543,516	8.1	7.3

NET ASSETS	158	$5,313,227,126	$4,169,986,015	100.0	100.0

Largest Industries

June 30, 2002

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES
______________________________
Electronic Arts*
Electronic Data Systems
ESS Technology*
Polycom*
THQ
NetIQ*
Amdocs
Cadence Design Systems
Waters*
BMC Software

TEN LARGEST SALES
_______________________
Convergys**
Fairchild Semiconductor International (Class A)**
Lamar Advertising (Class A)**
Electronics For Imaging**
EchoStar Communications (Class A)**
Corinthian Colleges**
Comcast (Class A)**
SunGard Data Systems Sanmina-SCI
Lexmark International (Class A)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE

Synopsys	$368,749,193
Symantec	279,225,000
Microsoft	277,520,400
Lexmark International (Class A)	238,288,320
SunGard Data Systems	185,360,000
SECURITY	VALUE

Autodesk	$145,805,000
Cadence Design Systems	137,020,000
Electronic Data Systems	130,025,000
Clear Channel Communications	128,080,000
THQ	119,300,000

PORTFOLIO OF INVESTMENTS
June 30, 2002

	SHARES	VALUE

COMMON STOCKS 91.3%
AEROSPACE AND
DEFENSE 2.2%
General Dynamics	300,000	$31,905,000
L-3 Communications
Holdings*	500,000	27,000,000
Lockheed Martin	500,000	34,750,000

		93,655,000

APPLICATION
SOFTWARE 19.6%
Autodeskø	11,000,000	145,805,000
Cadence Design Systems*	8,500,000	137,020,000
Cognos*	1,000,000	22,200,000
J.D. Edwards	2,000,000	24,390,000
Mentor Graphics*	1,500,000	21,337,500
NetIQ*	2,425,800	54,823,080
Printcafe Software*	489,100	2,460,174
Rational Software*	2,500,000	20,512,500
Synopsys*ø	6,705,750	368,749,193
Verisity*	1,075,000	18,635,125

		815,932,572

COMMERCIAL SERVICES
AND SUPPLIES 1.4%
Career Education*	200,000	8,999,000
Education Management*	304,600	12,403,312
First Data*	600,000	22,320,000
Hewitt Associates (Class A)*	204,900	4,774,170
Ticketmaster (Class B)*	500,000	9,352,500

		57,848,982

COMMUNICATIONS
EQUIPMENT 2.4%
Cisco Systems*	5,000,000	69,725,000
Polycom*	2,500,000	29,937,500

		99,662,500

COMPUTERS AND
PERIPHERALS 5.9%
Avocent*ø	432,700	6,899,402
Itron*	38,200	1,000,649
Lexmark International
(Class A)*	4,380,300	238,288,320

		246,188,371

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 5.3%
Amphenol (Class A)*	1,250,000	45,000,000
Celestica*	274,900	6,242,979
Flextronics International*
(Singapore)	1,185,100	8,443,838
Millipore*	1,000,000	31,980,000
Orbotech*ø (Israel)	2,841,300	64,525,923
Sanmina-SCI*	2,000,000	12,610,000
Waters*	1,914,500	51,117,150

		219,919,890

	SHARES	VALUE

ENTERTAINMENT
SOFTWARE 7.2%
Activision*	1,489,000	$43,262,895
Electronic Arts*	1,750,000	115,587,500
Take-Two Interactive Software*	1,000,000	20,580,000
THQ*ø	4,000,000	119,300,000

		298,730,395

HEALTH CARE EQUIPMENT
AND SERVICES 1.0%
Apogent Technologies*	1,000,000	20,570,000
CTI Molecular Imaging*	360,100	8,258,894
STERIS*	691,900	13,222,209

		42,051,103

INDUSTRIAL
MACHINERY 0.8%
Varian*	1,000,000	32,995,000

IT CONSULTING AND
SERVICES 15.1%
Accenture (Class A)*	2,000,000	38,000,000
Amdocs*	7,500,000	56,625,000
CSG Systems International*ø	5,000,000	95,725,000
Electronic Data Systems	3,500,000	130,025,000
Frontline Capital Group
(Warrants)	15,868	—
KPMG Consulting*	1,250,000	18,568,750
Sabre Holdings (Class A)*	3,000,000	107,400,000
SunGard Data Systems*	7,000,000	185,360,000

		631,703,750

MEDIA 3.6%
Clear Channel
Communications*	4,000,000	128,080,000
Pixar*	500,000	22,157,500

		150,237,500

PHARMACEUTICALS AND
BIOTECHNOLOGY 1.3%
Affymetrix*	1,500,000	36,067,500
Charles River Laboratories
International*	500,000	17,525,000

		53,592,500

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 7.5%
Advanced Micro Devices*	2,292,100	22,279,212
Amkor Technology*ø	9,059,500	56,395,388
Atmel*	2,000,000	12,540,000
Electro Scientific Industries*ø	1,000,000	24,300,000
ESS Technology*ø	3,500,000	61,337,500
FEI*	1,500,000	36,727,500
Integrated Circuit Systems*	2,000,000	40,340,000
Intersil (Class A)*	1,500,000	32,062,500
Microtune*	1,750,000	15,496,250
O2Micro International*	1,000,000	10,295,000

		311,773,350

See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
June 30, 2002

	SHARES
	OR
	PRIN. AMT.	VALUE

SYSTEMS SOFTWARE 18.0%
BMC Software*	4,000,000 shs.	$66,400,000
Citrix Systems*	3,000,000	18,060,000
Computer Associates
International	7,000,000	111,230,000
Microsoft*	5,080,000	277,520,400
Symantec*ø	8,500,000	279,225,000

	752,435,400

TOTAL COMMON STOCKS
(Cost $4,890,830,204)	3,806,726,313

VENTURE CAPITAL
INVESTMENTS# 0.6%
(Cost $85,853,406)	26,716,186

IXED TIME
DEPOSITS 8.3%
Bank of Montreal,
Grand Cayman,
1.938%, 7/1/02	$94,000,000	94,000,000
BNP Paribas, Grand Cayman,
1.938%, 7/1/02	97,000,000	97,000,000
	PRINCIPAL
	AMOUNT	VALUE

FIXED TIME
DEPOSITS (continued)
Rabobank Nederland,
Grand Cayman,
1.938%, 7/1/02	$48,800,000	$48,800,000
Royal Bank of Scotland,
Grand Cayman
1.875%, 7/1/02	104,000,000	104,000,000

TOTAL FIXED TIME
DEPOSITS
(Cost $343,800,000)		343,800,000

TOTAL INVESTMENTS 100.2%
(Cost $5,320,483,610)		4,177,242,499
OTHER ASSETS
LESS LIABILITIES (0.2)%		(7,256,484)

NET ASSETS 100.0%		$4,169,986,015

*	Non-income producing security.
#	Restricted and non-income producing securities. (See Note 8.)
Ø	Affiliated issuers (Fund’s holdings representing 5% or more of the outstanding voting securities).
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investments, at value
Common stocks* (cost $4,890,830,204)	$3,806,726,313
Venture capital investments (cost $85,853,406)	26,716,186
Fixed time deposits (cost $343,800,000)	343,800,000	$4,177,242,499

Cash		7,063,956
Receivable for securities sold		104,915,600
Receivable for Capital Stock sold		2,305,385
Expenses prepaid to shareholder service agent		1,567,043
Receivable for dividends and interest		405,047
Other		127,222

Total Assets:		4,293,626,752

LIABILITIES:
Payable for securities purchased		90,328,813
Payable for Capital Stock repurchased		24,154,508
Management fee payable		3,268,922
Accrued expenses and other		5,888,494

Total Liabilities		123,640,737

Net Assets		$4,169,986,015

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized
241,987,157 shares outstanding):
Class A		12,907,971
Class B		5,769,624
Class C		1,220,234
Class D		4,242,216
Class I		58,671
Additional paid-in capital		7,061,774,327
Accumulated net investment loss		(43,865,022)
Accumulated net realized loss		(1,728,880,895)
Net unrealized depreciation of investments		(1,143,241,111)

Net Assets		$4,169,986,015

NET ASSET VALUE PER SHARE:
Class A ($2,349,907,038 ÷ 129,079,711 shares)		$18.21

Class B ($929,704,989 ÷ 57,696,236 shares)		$16.11

Class C ($196,591,375 ÷ 12,202,337 shares)		$16.11

Class D ($683,082,470 ÷ 42,422,163 shares)		$16.10

Class I ($10,700,143 ÷ 586,710 shares)		$18.24

*	Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities)
with a cost of $1,386,557,202 and a value of $1,222,262,406.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Interest	$2,765,469
Dividends*	2,598,499

Total Investment Income		$5,363,968

EXPENSES:
Management fees	23,818,395
Distribution and service fees	15,639,075
Shareholder account services	7,924,697
Custody and related services	663,719
Shareholder reports and communications	632,984
Registration	273,697
Auditing and legal fees	71,648
Directors’ fees and expenses	63,164
Miscellaneous	73,464

Total Expenses Before Reimbursement	49,160,843
Reimbursement of expenses — Class I	(1,071)

Total Expenses After Reimbursement		49,159,772

Net Investment Loss		(43,795,804)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments**	(493,373,895)
Net change in unrealized depreciation of investments	(1,229,067,380)

Net Loss on Investments		(1,722,441,275)

Decrease in Net Assets from Operations		$(1,766,237,079)

*	Includes dividends from affiliated issuers of $330,000.
**	Includes net realized gains from affiliated issuers of $10,408,485. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment loss	$(43,795,804)	$(94,443,853)
Net realized loss on investments	(493,373,895)	(831,337,180)
Net change in unrealized appreciation (depreciation) of investments	(1,229,067,380)	1,107,022,050

Increase (Decrease) in Net Assets from Operations	(1,766,237,079)	181,241,017

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized long-term gain on investments:
Class A	—	(77,188,371)
Class B	—	(34,238,487)
Class C	—	(6,386,251)
Class D	—	(25,538,662)

Decrease in Net Assets from Distributions	—	(143,351,771)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	223,432,752	630,952,868
Exchanged from associated Funds	73,159,691	545,079,443
Value of shares issued in payment of gain distributions	—	133,187,533

Total	296,592,443	1,309,219,844

Cost of shares repurchased	(561,837,956)	(1,138,102,228)
Exchanged into associated Funds	(120,943,254)	(612,399,371)

Total	(682,781,210)	(1,750,501,599)

Decrease in Nets Assets from Capital Share Transactions	(386,188,767)	(441,281,755)

Decrease in Net Assets	(2,152,425,846)	(403,392,509)

NET ASSETS:
Beginning of period	6,322,411,861	6,725,804,370

End of Period (net of accumulated net investment
loss of $43,865,022 and $106,585, respectively)	$4,169,986,015	$6,322,411,861

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.
2. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:
a.	Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.
f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.
g.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.
3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $2,333,907,483 and $2,640,545,434, respectively.

NOTES TO FINANCIAL STATEMENTS

     At June 30, 2002, the cost of investments for federal income tax purposes was $5,365,910,077. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $45,426,467. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $226,280,202 and $1,414,947,780, respectively.

4. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.88% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $182,826 from sales of Class A shares. Commissions of $1,485,092 and $268,823 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $3,832,500, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $6,083,019, $1,252,164, and $4,471,392, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $300,433.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $208,651.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $48,375 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $394,200, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $7,924,697 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $81,515 is

NOTES TO FINANCIAL STATEMENTS

included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

6. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $1,168,494,533 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Class A				Class B

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001		June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	5,683,084	$130,992,565	14,674,803	$382,467,769	2,082,433	$42,718,450	5,122,301	$117,455,342
Exchanged from
associated Funds	2,195,435	50,787,529	16,941,186	454,275,272	529,755	10,952,206	1,715,989	40,530,043
Value of shares issued in
payment of gain
distributions	—	—	3,277,764	72,078,436	—	—	1,604,473	31,406,595

Total	7,878,519	181,780,094	34,893,753	908,821,477	2,612,188	53,670,656	8,442,763	189,391,980

Cost of shares repurchased	(15,298,469)	(343,329,035)	(27,824,737)	(711,986,396)	(5,481,412)	(107,204,298)	(9,256,870)	(208,302,148)
Exchanged into
associated Funds	(3,182,899)	(70,390,155)	(17,776,139)	(475,339,039)	(1,737,250)	(32,842,878)	(3,617,551)	(79,979,956)
Transferred to Class I	(507,042)	(10,992,664)	—	—	—	—	—	—

Total	(18,988,410)	(424,711,854)	(45,600,876)	(1,187,325,435)	(7,218,662)	(140,047,176)	(12,874,421)	(288,282,104)

Decrease	(11,109,891)	$(242,931,760)	(10,707,123)	$(278,503,958)	(4,606,474)	$(86,376,520)	(4,431,658)	$(98,890,124)

	Class C				Class D

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001		June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	1,364,696	$28,317,799	3,579,017	$83,865,025	934,752	$19,185,494	2,043,585	$47,059,258
Exchanged from
associated Funds	156,452	3,275,815	682,933	16,407,443	384,938	8,144,141	1,417,322	33,866,685
Value of shares issued in
payment of gain
distributions	—	—	312,603	6,122,867	—	—	1,206,121	23,579,635

Total	1,521,148	31,593,614	4,574,553	106,395,335	1,319,690	27,329,635	4,667,028	104,505,578

Cost of shares repurchased	(1,354,598)	(26,294,937)	(1,877,650)	(42,197,967)	(4,325,591)	(84,472,664)	(7,739,129)	(175,615,717)
Exchanged into
associated Funds	(255,347)	(4,800,109)	(766,452)	(16,951,021)	(670,096)	(12,910,112)	(1,811,753)	(40,129,355)

Total	(1,609,945)	(31,095,046)	(2,644,102)	(59,148,988)	(4,995,687)	(97,382,776)	(9,550,882)	(215,745,072)

Increase (decrease)	(88,797)	$498,568	1,930,451	$47,246,347	(3,675,997)	$(70,053,141)	(4,883,854)	$(111,239,494)

	Class I

	Six Months Ended		Novemer 30, 2001* to
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from sales
of shares	98,625	$2,218,444	4,131	$105,474
Transferred from Class A	507,042	10,992,664	—	—

Total	605,667	13,211,108	4,131	105,474

Cost of shares repurchased	(23,088)	(537,022)	—	—

Total	(23,088)	(537,022)	—	—

Increase	582,579	$12,674,086	4,131	$105,474

* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

8. Restricted Securities — At June 30, 2002, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2002, were as follows:

VENTURE CAPITAL INVESTMENTS:	ACQUISITION DATES	COST	VALUE

Convertible Preferred Stocks:
Access Data (Series A)	3/29/00	$1,000,001	$369,697
Allegis (Series E)	8/31/00	674,565	139,527
Applied Science Fiction (Series E)†	9/12/00	2,000,000	230,000
ART Advanced Recognition Technologies (Series D)	12/6/99	1,001,724	100,000
Arzoon (Series C)	4/11/00	1,000,369	—
Bernard Technologies (Series D)	11/8/99	1,001,774	160,000
Catena Networks (Series D)	1/22/02	1,653,198	1,027,330
Chorum Technologies (Series D)	11/10/99	1,001,274	289,368
Chorum Technologies (Series E)	9/8/00	1,000,006	78,249
Chorum Technologies (Series F)	9/21/01	21,159	19,017
Cielo Communications (Series C)	11/17/99	1,001,387	—
Coventor (Series D)	3/8/00	999,997	449,138
Coventor (Series F)	5/25/01	96,003	32,613
Entegrity Solutions (Series A-1)	4/25/02	10,000	10,000
EoExchange (Series D)	10/15/99	1,000,770	—
ePolicy.com (Series B)	5/2/00	2,000,002	224,845
FlashPoint Technology (Series E)	9/10/99	1,000,719	—
Gateway Learning (Series D)	3/22/00	1,999,998	1,801,800
Geographic Network Affiliates International (Series A)	12/29/99	2,000,000	149,200
Geographic Network Affiliates International (Series B)	12/5/01	—	746,000
Global Commerce Systems (Series A)	4/6/00	16,360	46
Global Commerce Systems (Series D)	4/6/00	2,986,283	29,458
GMP Companies (Series A)	9/15/99	1,002,743	6,800,000
GMP Companies (Series B)	4/3/00	1,999,998	3,777,774
GMP Companies (Series C)	6/3/02	542,946	542,946
GoSolutions Warrants (Series A)	5/24/01	30,000	67,432
Homegain.com (Series C)	12/29/99	2,000,000	210,000
HomePoint (Series B)	1/10/00	1,000,050	—
iBiquity Digital (Series A)	1/19/00	1,001,189	414,076
iBiquity Digital (Series C)	4/24/02	394,594	394,594
Index Stock Imagery (Series A Jr.)	3/20/00	1,001,632	139,392
Infomediary Technology Solutions (Series C)	9/22/99	1,002,134	—
Infomediary Technology Solutions (Series D)	2/3/00	200,001	—
Interactive Video Technologies (Series B)	12/23/99	1,000,001	15,500
Juniper Financial (Series B)	8/30/00	2,002,542	117,542
Kestrel Solutions (Series D)	1/25/00	1,000,710	—
LifeMasters Supported SelfCare (Series E)	1/31/00	1,033,556	1,355,396
Lineo (Series C)	4/28/00	1,000,002	15,924
Lineo (Series F)†	7/13 to 8/7/01	20,899	836
MaMaMedia (Series D)	8/6/99	1,001,577	2,133
Metro-OptiX (Series B)	6/23/00	1,999,998	96,170
Metro-OptiX (Series C)	9/28/01	60,551	5,388
Movie Magic Technologies (formerly Creative Planet) (Series D)	7/10/00	1,000,000	4,800
NeoPlanet (Series B)	2/18/00	2,000,001	52,504
Network Specialists (Series A)	4/14/00	1,999,999	—
NeuVis (Series D)	3/20/00	1,916,329	—
NeuVis (Series E)	7/9/01	175,608	131,511
Nextest Systems (Series B)	11/27/01	2,570,481	2,197,176
OurHouse (Series D)	2/11/00	2,000,004	320,000
The Petroleum Place (Series C)	3/7/00	1,000,015	602,174
ProAct Technologies (Series C)	3/23/00	2,001,249	255,000
Qpass (Series E)	5/2/00	1,853,934	268,143
Qpass (Series F)	5/2/00 to 5/11/01	306,066	87,851
Sensable Technologies (Series C)	4/5/00	1,000,001	415,663
Silicon Wave (Series C)	12/6/99	1,000,624	120,290

NOTES TO FINANCIAL STATEMENTS

8. Restricted Securities (continued)

VENTURE CAPITAL INVESTMENTS (continued):	ACQUISITION DATES	COST	VALUE

Convertible Preferred Stocks: (continued)
Techies.com (Series C)†	1/27/00	$1,999,999	$—
Vcommerce (Series B)	11/2/99	1,002,037	223,523
Vcommerce (Series C)	8/4/00	200,054	32,197
w-Technologies (Series A)	7/20/00	1,009,147	—

		65,796,260	24,522,223

Common Stocks:
Applied Science Fiction	3/29/99	3,004,891	1,155
DecisionPoint Applications	4/20/00	1,000,629	13,846
e-centives	2/18/00	333,665	6,661
J.D. Edwards (acquired YOUcentric)	3/6/00	952,742	1,001,112
Entegrity Solutions	2/16/00	1,001,147	11,610
etang.com	12/31/01	—	17,186
GoSolutions	4/3/00 to 3/19/01	2,087,394	55,459
Moai Technologies	1/25/00	1,999,993	13,545
MyFamily.com	6/30/99	999,999	19,379
Rx.com	5/24 to 6/17/99	5,000,003	—
WorldRes.com (converted from Series D)	3/18/99	2,499,999	409,091
WorldRes.com (converted from Series E)	11/9/99	612,373	80,623

		19,492,835	1,629,667

Convertible Promissory Notes:
Geographic Network Affiliates International 9%, payable on demand†	12/5/01	80,000	80,000
Geographic Network Affiliates International 9%, payable on demand†	1/11/02	80,000	80,000
Geographic Network Affiliates International 9%, 7/4/02	2/4/02	80,000	80,000
Geographic Network Affiliates International 9%, 8/12/02	3/12/02	80,015	80,000
Techies.com 9%, payable on demand†	6/7/00	244,296	244,296

		564,311	564,296

Other Investments:
P-Com (Warrants)	1/14/00	—	—

		$85,853,406	$26,716,186

† Warrants attached.

9. Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2002, is as follows:

		GROSS		GROSS
		PURCHASES		SALES			REALIZED
	BEGINNING	AND		AND		ENDING	GAIN	DIVIDEND	ENDING
AFFILIATE	SHARES	ADDITIONS		REDUCTIONS		SHARES	(LOSS)	INCOME	VALUE

Amkor Technology	10,000,000	—		940,500		9,059,500	$12,066,355	—	$56,395,388
Autodesk	5,600,000	5,500,000		100,000		11,000,000	257,826	$330,000	145,805,000
Avocent	3,000,000	—		2,567,300		432,700	846,582	—	6,899,402
Avant!	2,000,000	1,250,000		3,250,000	*	—	—	—	—
Corinthian Colleges	1,500,000	700,000		2,200,000		—	29,224,203	—	—
CSG Systems International	5,000,000	—		—		5,000,000	—	—	95,725,000
Electro Scientific Industries	2,174,000	—		1,174,000		1,000,000	473,584	—	24,300,000
Electronics for Imaging	5,300,000	—		5,300,000		—	(69,482,843)	—	—
ESS Technology	—	3,577,300		77,300		3,500,000	(174,568)	—	61,337,500
Orbotech	3,000,000	—		158,700		2,841,300	1,147,683	—	64,525,923
Symantec	4,900,000	4,500,000		900,000		8,500,000	34,568,492	—	279,225,000
Synopsys	5,500,000	1,286,150	**	80,400		6,705,750	1,481,171	—	368,749,193
THQ	1,500,000	2,500,000		—		4,000,000	—	—	119,300,000

Total							$10,408,485	$330,000	$1,222,262,406

*	Shares converted into shares of Synopsys, after acquisition, at a rate of 1:0.371
**	Includes 1,205,750 shares received from the acquisition of Avant!.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

	CLASS A

	SIX MONTHS	YEAR ENDED DECEMBER 31,
	ENDED
	6/30/02	2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$25.56	$25.30	$47.25	$30.73	$23.25	$23.51

Income from Investment Operations:
Net investment loss	(0.15)	(0.28)	(0.44)	(0.38)	(0.28)	(0.33)
Net realized and unrealized gain (loss) on investments	(7.20)	1.10	(15.82)	22.45	8.11	6.01

Total from Investment Operations	(7.35)	0.82	(16.26)	22.07	7.83	5.68

Less Distributions:
Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)	(0.35)	(5.94)

Total Distributions	—	(0.56)	(5.69)	(5.55)	(0.35)	(5.94)

Net Asset Value, End of Period	$18.21	$25.56	$25.30	$47.25	$30.73	$23.25

TOTAL RETURN:	(28.76)%	3.58%	(37.50)%	74.51%	33.92%	22.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$2,349,907	$3,582,757	$3,817,360	$6,454,961	$3,890,596	$3,107,481
Ratio of expenses to average net assets	1.49%†	1.44%	1.31%	1.39%	1.44%	1.53%
Ratio of net investment loss to average net assets	(1.29)%†	(1.11)%	(1.01)%	(1.09)%	(1.13)%	(1.21)%
Portfolio turnover rate	45.56%	122.83%	106.93%	119.23%	126.70%	164.57%

	CLASS B

	SIX MONTHS	YEAR ENDED DECEMBER 31,
	ENDED
	6/30/02	2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$22.71	$22.72	$43.41	$28.75	$21.94	$22.62

Income from Investment Operations:
Net investment loss	(0.20)	(0.43)	(0.70)	(0.60)	(0.44)	(0.50)
Net realized and unrealized gain (loss)
on investments	(6.40)	0.98	(14.30)	20.81	7.60	5.76

Total from Investment Operations	(6.60)	0.55	(15.00)	20.21	7.16	5.26

Less Distributions:
Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)	(0.35)	(5.94)

Total Distributions	—	(0.56)	(5.69)	(5.55)	(0.35)	(5.94)

Net Asset Value, End of Period	$16.11	$22.71	$22.72	$43.41	$28.75	$21.94

TOTAL RETURN:	(29.06)%	2.79%	(37.93)%	73.16%	32.89%	21.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$929,705	$1,414,602	$1,515,992	$2,143,570	$1,033,105	$505,342
Ratio of expenses to average net assets	2.24%†	2.19%	2.06%	2.14%	2.19%	2.28%
Ratio of net investment loss to average
net assets	(2.04)%†	(1.86)%	(1.76)%	(1.84)%	(1.88)%	(1.96)%
Portfolio turnover rate	45.56%	122.83%	106.93%	119.23%	126.70%	164.57%

See footnotes on page 21.

FINANCIAL HIGHLIGHTS

	CLASS C

		YEAR ENDED
	SIX MONTHS	DECEMBER 31,		5/27/99*
	ENDED			TO
	6/30/02	2001	2000	12/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$22.70	$22.71	$43.39	$29.39

Income from Investment Operations:
Net investment loss	(0.20)	(0.43)	(0.70)	(0.32)
Net realized and unrealized gain (loss)
on investments	(6.39)	0.98	(14.29)	19.87

Total from Investment Operations	(6.59)	0.55	(14.99)	19.55

Less Distributions:
Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)

Total Distributions	—	(0.56)	(5.69)	(5.55)

Net Asset Value, End of Period	$16.11	$22.70	$22.71	$43.39

TOTAL RETURN:	(29.03)%	2.79%	(37.92)%	69.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$196,591	$279,024	$235,243	$120,403
Ratio of expenses to average net assets	2.24%†	2.19%	2.06%	2.07	%†
Ratio of net investment loss to average
net assets	(2.04)%†	(1.86)%	(1.76)%	(1.77	)%†
Portfolio turnover rate	45.56%	122.83%	106.93%	119.23	%††

	CLASS D						CLASS I

	SIX MONTHS	YEAR ENDED DECEMBER 31,					SIX MONTHS
	ENDED						ENDED		11/30/01* to
	6/30/02	2001	2000	1999	1998	1997	6/30/02		12/31/01

PER SHARE DATA:
Net Asset Value, Beginning of Period	$22.69	$22.70	$43.38	$28.72	$21.91	$22.61	$25.56		$24.42

Income from Investment Operations:
Net investment loss	(0.20)	(0.43)	(0.70)	(0.60)	(0.44)	(0.50)		(0.09)	(0.01)
Net realized and unrealized gain (loss)
on investments	(6.39)	0.98	(14.29)	20.81	7.60	5.74	(7.23)		1.15

Total from Investment Operations	(6.59)	0.55	(14.99)	20.21	7.16	5.24	(7.32)		1.14

Less Distributions:
Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)	(0.35)	(5.94)	—		—

Total Distributions	—	(0.56)	(5.69)	(5.55)	(0.35)	(5.94)	—		—

Net Asset Value, End of Period	$16.10	$22.69	$22.70	$43.38	$28.72	$21.91	$18.24		$25.56

TOTAL RETURN:	(29.04)%	2.79%	(37.93)%	73.24%	32.94%	21.86%		(28.64)%	4.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$683,082	$1,045,924	$1,157,210	$1,987,773	$1,228,237	$945,368	$10,700		$106
Ratio of expenses to average net assets	2.24%†	2.19%	2.06%	2.14%	2.19%	2.28%	1.00	%†ø	0.93	%†ø
Ratio of net investment loss to average net assets	(2.04)%†	(1.86)%	(1.76)%	(1.84)%	(1.88)%	(1.96)%	(0.80	)%†ø	(0.67	)%†ø
Portfolio turnover rate	45.56%	122.83%	106.93%	119.23%	126.70%	164.57%	45.56%		122.83	%**
Without expense reimbursement:ø
Ratio of expenses to average net assets							1.02	%†	1.50	%†
Ratio of net investment loss to average
net assets							(0.82	)%†	(1.25	)%†
†	Annualized.
††	For the year ended December 31, 1999.
*	Commencement of offering of shares.
**	For the year ended December 31, 2001.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,

Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc., as of June 30, 2002, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

August 16, 2002

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy
    at Tufts University

Paul C. Guidone 1
Chief Investment Officer,
   J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
Director, Conoco Inc.
Director, Integris Health

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
    Sullivan & Cromwell

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
    Investment Company Institute

Fred E. Brown
Director Emeritus

Member:	1	Executive Committee
	2	Audit Committee
	3	Director Nominating Committee
	4	Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris	Thomas G. Rose	Paul H. Wick
Chairman	Vice President	Vice President

Brian T. Zino	Lawrence P. Vogel	Frank J. Nasta
President	Vice President and Treasurer	Secretary

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(800) 445-1777	Retirement Plan
Services

General Counsel	Shareholder Service Agent
Sullivan & Cromwell	Seligman Data Corp.	(212) 682-7600	Outside the
	100 Park Avenue		United States

Independent Auditors	New York, NY 10017	(800) 622-4597	24-Hour Automated
Deloitte & Touche LLP			Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies, dated May 1, 2001.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017
www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQCI3 6/02	Printed on Recycled Paper